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              COMMON STOCK REGISTRATION RIGHTS AGREEMENT


                     Dated as of December 15, 1999


                             by and among


                      HVIDE MARINE INCORPORATED,


                                  and


                       BANKERS TRUST CORPORATION
                                  and
                 GREAT AMERICAN LIFE INSURANCE COMPANY
                   GREAT AMERICAN INSURANCE COMPANY
                           NEW ENERGY CORP.
            AMERICAN EMPIRE SURPLUS LINES INSURANCE COMPANY
                      STONEWALL INSURANCE COMPANY
                      WORLDWIDE INSURANCE COMPANY
               AMERICAN NATIONAL FIRE INSURANCE COMPANY


                             as Purchasers



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                                                      -i-
                                TABLE OF CONTENTS


                                                                Page

1.       Definitions...............................................1

2.       Registration Rights.......................................5

3.       Registration Procedures..................................11

4.       Holdback Agreements......................................16

5.       Indemnification and Contribution.........................17

6.       Miscellaneous............................................21

         (a)  No Conflicting Agreements...........................21
         (b)  Amendments and Waivers..............................22
         (c)  Notices.............................................22
         (d)  Successors and Assigns..............................23
         (e)  Rules 144 and 144A..................................23
         (f)  Counterparts........................................23
         (g)  Headings............................................24
         (h)  Governing Law.......................................24
         (i)  Severability........................................24
         (j)  Entire Agreement....................................24

                  THIS COMMON STOCK REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 15, 1999, by and among Hvide Marine Incorporated, a Delaware corporation (the "Company"), and Bankers Trust Corporation and American Money Management Corporation (together, the "Purchasers").

                  This Agreement is made pursuant to the Purchase Agreement, dated as of December 15, 1999, among the Company, the guarantors named therein and the Purchasers (the "Purchase Agreement"), relating to the sale by the Company to the Purchasers of $95,000,000 in aggregate principal amount at maturity of the 12 1/2% Senior Secured Notes due 2007 of the Company (the
"Notes"), along with Warrants (the "Warrants") to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock") in an amount equal to 5% of the Company's fully-diluted Common Stock. In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers and their direct and indirect transferees (the "Holders"), among other things, the registration rights for the Common
Stock set forth in this Agreement. The execution of this Agreement is a condition to the obligations of the Purchasers to purchase the Notes under the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

                  1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Business Day" shall mean a day that is not a Legal Holiday.

                  "Common Stock" shall have the meaning specified in the preamble.

                  "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                  "Demand  Registration"  shall  have the  meaning  set forth in
Section 2.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Holder" shall mean the Purchasers, for so long as the Purchasers own any Common Stock, and each of their successors, assigns and direct and indirect transferees who become registered owners of Common Stock.

                  "Included Shares" shall have the meaning set forth in Section 2.1(a).

                  "indemnified  party"  shall  have  the  meaning  set  forth in
Section 5(c).

                  "indemnifying  party"  shall  have the  meaning  set  forth in
Section 5(c).

                  "Independent Financial Expert" shall mean any nationally recognized investment banking firm reasonably acceptable to the Warrant Agent
(i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company for any purpose, other than to perform an equity valuation, within the preceding twelve months and (iv) that, in the reasonable judgment of senior management of the Company (such judgment certified to in an officers' certificate), is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

                  "Issue Date": The date on which the original securities were sold to the Purchasers pursuant to the Purchase Agreement.

                  "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required or authorized by law, regulation or executive order to remain closed.

                  "Notes" shall have the meaning set forth in the preamble.

                  "Person" shall mean an individual,  corporation,  partnership,
joint  venture,   association,   joint  stock  company,  trust,   unincorporated
organization, or other legal entity.

                  "Piggy-Back  Registration" shall have the meaning set forth in
Section 2.2.

                  "Prospectus" means a prospectus that meets the requirements of
Section 10 of the Securities Act.

                  "Purchase Agreement" shall have the meaning set forth in the preamble.

                  "Purchasers" shall have the meaning set forth in the preamble.

                  "Registrable Securities" shall mean the shares of Common Stock issuable upon exercise of the Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii) such securities can be sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or may be sold without being subject to the volume and manner of sale restrictions contained therein, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent, or (iv) such securities shall have ceased to be outstanding.

                  "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with state securities or blue sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the underwriters in connection with blue sky qualifications of the Registrable
Securities), printing expenses, fees and disbursements of counsel for the Company and all independent certified public accountants (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities).

                  "Registration Statement" shall mean any registration statement of the Company which covers any Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

                  "Requisite Holder" shall mean a Holder who at the time of exercising such Holder's Rights under Section 2.1 hereof shall beneficially own the Requisite Shares.

                  "Requisite   Shares"  shall  mean  a  number  of   Registrable
Securities equal to not less than 20% of the Registrable Securities held in the aggregate by all Holders.

                  "Restricted Security" shall have the meaning set forth in Rule 144(a)(3) under the Securities Act.

                  "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not Affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  "Rule 144A" shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "Selling   Holder"   shall   mean  a  Holder  who  is  selling
Registrable Securities in accordance with the provisions of Section 2.1 or 2.2 hereof.

                  "Warrants" shall have the meaning set forth in the preamble.

                  "Withdrawal  Election"  shall  have the  meaning  set forth in
Section 2.3.

                  2.  Registration Rights.

                  2.1.  Demand Registration.

                  (a) Request for Registration. At any time, Holders owning, individually or in the aggregate, at least the Requisite Shares may make a written request for registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Upon such request, the Company will prepare, file and use its reasonable best efforts to cause to be effective within 120 days of such request a Registration Statement in respect of all the Registrable Securities. The Company shall give written notice of such registration request within 5 Business Days after the receipt thereof to all other Holders. Within 10 Business Days after receipt of such notice, any Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such Selling Holder requested to be so included (the "Included Shares"). Each such request by such other Selling Holders shall specify the number of Included
Shares proposed to be sold and the intended method of disposition thereof. Subject to Section 2.1(b), in no event shall the Company be required to register Registrable Securities pursuant to this Section 2.1 on more than a maximum of two separate occasions.

                  (b) Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Demand Registration if such request is received by the Company less than 180 days following the effective date of any previous registration statement relating to such Registrable Securities filed in connection with a Demand Registration, regardless of whether any holder of the Registrable Securities covered thereby exercised its rights under this Agreement with respect to such registration. In addition, the Company may postpone taking action with respect to a Demand Registration for a reasonable period of time after receipt of the original request (not exceeding 45 days) if, in the good faith opinion of the Company's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company, provided that the Company shall not delay such action pursuant to this sentence more than once in any 12 month period.

                   (c) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omission of the Selling Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this
Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 90 days beyond the effective date thereof or until the earlier consummation of the distribution by the Selling Holders of the Included Shares, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Selling Holders of Registrable Securities shall be permitted to withdraw all or any part of the Included Shares from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Included Shares are withdrawn from the Demand Registration so that such Registration Statement does not cover at least the Requisite Shares, the Selling Holders who have not withdrawn their Included Shares shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least the Requisite Shares. If an additional number of Registrable Securities is not so included so that such Registration Statement does not cover at least the Requisite Shares, the Company may withdraw the Registration Statement. In the event that a Registration Statement has been filed and the Company withdraws the Registration Statement solely due to the occurrence of the events specified in the prior two sentences, such withdrawn Registration Statement will count as a Demand Registration;
otherwise such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

                  (d) Priority in Demand Registrations Pursuant to Section 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number that can be sold in such offering, the Company will include in such registration only the Registrable Securities requested by the managing underwriter(s) to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number that, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated (i) first, pro rata on the basis of the number of shares of Registrable Securities requested to be included in such Demand Registration (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner) and (ii) second, pro rata on the basis of the number of other securities of the Company proposed to be included in such Demand Registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders. In the event that the number of Registrable Securities requested to be included in such registration is less than the number that, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold.

                  (e) Selection of Underwriter. If Selling Holders representing a majority of the Registrable Securities included in the Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Selling Holders representing a majority of the Registrable Securities included in the Demand Registration, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment banker(s) and manager(s) to be used in connection with the offering, subject to the reasonable approval of the Selling Holders representing a majority of the Registrable Securities included in the Demand Registration.

                  (f) Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this
Section 2.1.

                  2.2......Piggy-Back  Registration.  If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or(ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request within 20 days of the receipt by the Holder of such notice (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering or the holders of securities of the Company requesting such Registration Statement to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof except as otherwise provided in Section 2.3. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw no later than five Business Days before such Registration Statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall give prompt notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Selling Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Selling Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.2.

                  No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2.1, and no failure to effect a registration under this
Section 2.2 and to complete the sale of shares of Common Stock, in connection therewith shall relieve the Company of any other obligation under this Agreement.

                  2.3......Reduction of Offering

                  (a)   Piggy-Back    Registration.    (i)   If   the   managing
underwriter(s) of any underwritten offering described in Section 2.2 have informed, in writing, the Selling Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares that the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the Selling Holders and all such other Persons (other than the Company) participating in such registration shall be reduced or limited to the number of shares, if any, recommended by such managing underwriters as follows:

                  (A) if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, (y) second any Registrable Securities requested to be included in such registration by Selling Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders and (z) third any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders; and

                  (B) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than Holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (y) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such Holders and (z) third, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities;

                  (ii) If the managing underwriter or underwriters of any underwritten offering described in Section 2.2 notify the Selling Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that the Selling Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above or (y) if a reduction in the Registrable Securities pursuant to clause (i) above would, in the judgment of the managing underwriter(s) or underwriters, be insufficient to substantially eliminate such adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                  (b)  If,  as a  result  of the  proration  provisions  of this
Section 2.3, any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                  3........Registration   Procedures.  In  connection  with  the
obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and (iii) may, at the option of the Company, be done as an amendment to a Shelf Registration Statement in effect at the time such Demand Registration is requested, and the Company shall use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

                  (c) furnish to each Holder whose Registrable Securities are to be included in such registration and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder thereof covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject or (iii) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction;

                  (e) notify each Holder whose Registrable Securities are included in such registration promptly and, if requested by such Holder, confirm such advice in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities in any jurisdiction, or the initiation or written threat of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respects or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate;

                  (f) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (g) furnish to each Holder whose Registrable Securities are included in such registration and to the Purchasers, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (with documents incorporated therein by reference or exhibits thereto);

                  (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

                  (i) upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its reasonable best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines in good faith that such disclosure is not necessary, the Company agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;

                  (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities;

                  (k)  obtain a CUSIP number for the Registrable Securities;

                  (l) (i) make reasonably available for inspection by a representative of, and counsel for, any managing underwriter participating in any disposition pursuant to a Registration Statement (collectively, "Inspectors"), all relevant financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative, counsel or any such managing underwriter in connection with any such Registration Statement. Records that the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the written opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each Inspector will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Inspector will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clauses (ii) or (iv) of the previous sentence or otherwise, give notice to the Company and allow the Company to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential at its expense;

                  (m) take all action necessary so that the Registrable Securities will be listed on the principal securities exchanges and markets within the United States of America (including the Nasdaq National Market System), if any, on which other shares of Common Stock are then listed;

                  (n) if requested by the Holders in connection with any Registration Statement covering an underwritten offering, shall use its reasonable best efforts to cause (w) counsel for the Company to deliver an opinion relating to the Registration Statement and the Common Stock, in customary form to the managing underwriter(s), (x) its officers to execute and deliver all customary documents and certificates requested by a representative of the Holders or any managing underwriter, as applicable, and (y) its independent public accountants to provide a comfort letter in customary form; and

                  (o) take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request to expedite or facilitate the disposition of Registrable Securities.

                  The Company may, as a condition to such Holder's participation in any Registration Statement, require each Holder of Registrable Securities to
(i) furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing, including, without limitation, the information required by Item 507 and, if applicable, Item 508 of Regulation S-K, and (ii) agree in writing to be bound by this Agreement. No
Holder may participate in an underwritten offering of Registrable Securities unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

                  4........Holdback Agreements.

                  (a) The Holders of Registrable Securities by acquisition of such Registrable Securities agree, if and to the extent requested by any managing underwriter (or, in the case of a non-underwritten pubic offering, the Company), to the extent permitted by law, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and the 90 days after the effective date of any registration statement or, if applicable, the most recently post-effective amendment thereto, filed by the Company in connection with a primary offering of Common Stock on behalf of the Company (or for such shorter period of time as is sufficient and appropriate, in the opinion of any managing underwriter (or, in the case of a non-underwritten public offering, the Company), in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such Holder participates in such registration.

                  (b) The Company agrees, if and to the extent requested by any managing underwriter, (x) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and 90 days after the effective date of any Registration Statement or, if applicable, the most recently post-effective amendment thereto, filed in connection with an underwritten offering made pursuant to a Demand Registration or a Piggyback
Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of any managing underwriter, in order to complete the sale and distribution of the securities included in such Demand Registration or Piggyback Registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the SEC or any successor or similar forms thereto or any issuance under an employee stock option or benefits plan, and (y) to cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities to agree, to the extent permitted by law, not to effect any such public sale or distribution of such securities (including a sale under Rule
144), during such period, except as part of such underwritten registration unless the managing underwriter otherwise agrees.

                  (c) The foregoing provisions shall not apply to any holder of securities of the Company to the extent (i) such holder is prohibited by applicable law from agreeing to withhold from sale and (ii) such holder is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary", a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the shares proposed to be sold are subject to the Employee Retirement Income Security Act, the Investment Company Act of 1940 or the Investment Advisers Act of 1940 or if such shares are held in a separate account under applicable insurance law or regulation.

                  5........Indemnification  and  Contribution.  (a) The  Company
agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all losses, claims, damages and liabilities (including, without limitation, any reasonable legal fees or other expenses actually incurred by any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished or confirmed to the Company or any underwriter engaged in connection with an underwritten Demand Registration or Piggy-Back Registration in writing by such Holder expressly for use in any such Registration Statement or Prospectus; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus (including any amendments or supplements thereto) with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus (as amended or supplemented) would have completely corrected such untrue statement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer or controlling Person, and shall survive the transfer of such securities by such holder. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to holders of Registrable Securities.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, employees and agents, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company or any underwriter engaged in connection with an underwritten Demand Registration or Piggy-Back Registration in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The liability of any Holder under this paragraph (b) shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder. Such Holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

                  (c)  If  any   suit,   action,   proceeding   (including   any
governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the indemnifying party shall not relieve it of any obligation or liability that it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the indemnifying person was not otherwise aware of such action or claim). In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there is a conflict among indemnified parties, the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by the Holders who sold a majority in interest of Registrable Securities sold by all such Holders and any such separate firm for the Company, its directors, officers and such control Persons of the Company shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final non-appealable judgment for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the indemnifying party shall not be liable for any settlement effected without its consent pursuant to this sentence if the indemnifying party is contesting, in good faith, the request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (A) includes an unconditional release of such indemnified party, in form and substance satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of an indemnified party.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Selling Holder be required to contribute any amount in excess of the amount by which proceeds received by such Selling Holder from sales of Registrable Securities exceeds the amount of damages that such Selling Holder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  6........Miscellaneous.

                  (a) No Conflicting Agreements. Except for registration rights agreements to which the Company is a party existing on the Issue Date, (i) the Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof and (ii) the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate number of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities proposed to be sold.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 6(c), which address initially is, with respect to the Purchasers, the address set forth in the Purchase Agreement, with a copy to: Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: William M. Hartnett, Esq.; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c), with a copy to: Dyer Ellis & Joseph PC, Watergate, Eleventh Floor, 600 New Hampshire Avenue, N.W., Suite 1100, Washington, D.C. 20037, Attention: James B. Ellis, Esq.

                  All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered, five business days after being deposited in the mail, postage prepaid, if mailed; (ii) when answered back, if telexed; (iii) when receipt is acknowledged, if telecopied; and (iv) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (d) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement, the Purchase Agreement, the Warrant Agreement or applicable securities laws. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

                  (e) Rules 144 and 144A. The Company and the Guarantors covenant that they will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of
Registrable Securities, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the
Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i)  Severability.  In the  event  that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement, together with the Purchase Agreement, the Credit Agreement and the Warrant Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                            HVIDE MARINE INCORPORATED


                        By: ____________________________
                            Name:
                            Title:


                            BANKERS TRUST CORPORATION


                        By: ____________________________
                            Name:
                            Title:


                          GREAT AMERICAN LIFE INSURANCE
                                COMPANY


                        By: ____________________________
                            Name:
                            Title:


                        GREAT AMERICAN INSURANCE COMPANY


                        By: ____________________________
                            Name:
                            Title:

                            NEW ENERGY CORP.


                        By: ____________________________
                            Name:
                            Title:

                          AMERICAN EMPIRE SURPLUS LINES
                                    INSURANCE COMPANY


                        By: ____________________________
                            Name:
                            Title:


                           STONEWELL INSURANCE COMPANY


                        By: ____________________________
                            Name:
                            Title:


                           WORLDWIDE INSURANCE COMPANY


                        By: ____________________________
                            Name:
                            Title:


                        AMERICAN NATIONAL FIRE INSURANCE
                                  COMPANY


                        By: ____________________________
                            Name:
                            Title: